EXHIBIT 24.1

                                POWER OF ATTORNEY


        Each director and/or officer of FindWhat.com (the "Corporation") whose signature appears below hereby appoints Craig A. Pisaris-Henderson, Phillip R. Thune and Brenda Agius as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 2003, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

        IN WITNESS WHEREOF, we have hereunto set our hands this 23rd day of February, 2004.



       Signature                                      Title
       ---------                                      -----

/s/ Craig A. Pisaris-Henderson
----------------------------------           Chairman, CEO and President
Craig A. Pisaris-Henderson


/s/ Phillip Thune
----------------------------------           COO, CFO and Director
Phillip Thune


/s/ Frederick E. Guest II
----------------------------------           Director
Frederick E. Guest II


/s/ Kenneth Christensen
----------------------------------           Director
Kenneth Christensen


/s/ Dan Brewster
----------------------------------           Director
Dan Brewster


/s/ Jerry Della Femina
----------------------------------           Director
Jerry Della Femina


/s/ Lee Simonson
----------------------------------           Director
Lee Simonson


/s/ David Londoner
----------------------------------           Director
David Londoner